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                         TRANSAMERICA IDEX MUTUAL FUNDS

     SUPPLEMENT DATED AUGUST 31, 2007 TO THE PROSPECTUS DATED MARCH 1, 2007,
                           AS PREVIOUSLY SUPPLEMENTED


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                     ALL FUNDS OFFERING CLASS A OR T SHARES

The following information supplements, amends, and replaces the fifth bulleted item on page 95 of the Prospectus under the heading "Waiver of Class A and Class T (Class T closed to new investors) Initial Sales Charges" in the section titled "Shareholder Information -- Waivers And/Or Reductions Of Charges":


     - Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or Network Level 3 account arrangement;

     - Retirement plans described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or Network Level 3 account arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;

     - Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006; and

     - Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated.

Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver.

Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds' distributor to substantiate such request.

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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE